SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : June 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of April 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-14               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On June 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein

Date:  July 16, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibi
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2001



             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        151,536,000.00   150,745,387.18   5,215,547.37      690,916.36    5,906,463.73     0.00      0.00          145,529,839.81
A2         61,427,000.00    61,427,000.00           0.00      307,135.00      307,135.00     0.00      0.00           61,427,000.00
A3        100,000,000.00    99,628,801.18   2,448,739.73      498,144.01    2,946,883.74     0.00      0.00           97,180,061.45
A6            141,880.00       141,700.94         162.89            0.00          162.89     0.00      0.00              141,538.05
B1          7,454,000.00     7,451,379.63       2,636.51       37,256.90       39,893.41     0.00      0.00            7,448,743.12
B2          3,313,000.00     3,311,835.35       1,171.82       16,559.18       17,731.00     0.00      0.00            3,310,663.53
B3          2,484,000.00     2,483,126.78         878.60       12,415.63       13,294.23     0.00      0.00            2,482,248.18
B4          2,319,000.00     2,318,184.78         820.24       11,590.92       12,411.16     0.00      0.00            2,317,364.54
B5          1,325,000.00     1,324,534.21         468.66        6,622.67        7,091.33     0.00      0.00            1,324,065.55
B6          1,328,753.00     1,328,286.02         469.93        6,641.43        7,111.36     0.00      0.00            1,327,816.09
R                 100.00             0.00           0.00            0.00            0.00     0.00      0.00                    0.00
TOTALS    331,328,733.00   330,160,236.07   7,670,895.75    1,587,282.10    9,258,177.85     0.00      0.00          322,489,340.32

A4         12,628,000.00    12,562,115.60           0.00       62,810.58       62,810.58     0.00      0.00           12,127,486.65
A5         77,762,399.37    77,451,939.39           0.00      387,259.70      387,259.70     0.00      0.00           75,351,897.77

-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
A1       86358RAA5      994.78267329     34.41787674       4.55942060       38.97729734         960.36479655     A1      5.500000 %
A2       86358RAB3    1,000.00000000      0.00000000       5.00000000        5.00000000       1,000.00000000     A2      6.000000 %
A3       86358RAC1      996.28801180     24.48739730       4.98144010       29.46883740         971.80061450     A3      6.000000 %
A6       86358RAF4      998.73794756      1.14808289       0.00000000        1.14808289         997.58986467     A6      0.000000 %
B1       86358RAG2      999.64846123      0.35370405       4.99824255        5.35194661         999.29475718     B1      6.000000 %
B2       86358RAH0      999.64846061      0.35370359       4.99824328        5.35194688         999.29475702     B2      6.000000 %
B3       86358RAJ6      999.64846216      0.35370370       4.99824074        5.35194444         999.29475845     B3      6.000000 %
B4                      999.64846054      0.35370418       4.99824062        5.35194480         999.29475636     B4      6.000000 %
B5                      999.64846038      0.35370566       4.99824151        5.35194717         999.29475472     B5      6.000000 %
B6                      999.64855771      0.35366242       4.99824271        5.35190513         999.29489529     B6      6.000000 %
R        86358RAK3        0.00000000      0.00000000       0.00000000        0.00000000           0.00000000     R       6.000000 %
TOTALS                  996.47330034     23.15191828       4.79065635       27.94257463         973.32138206

A4       86358RAD9      994.78267342      0.00000000       4.97391353        4.97391353         960.36479648     A4      6.000000 %
A5       86358RAE7      996.00758230      0.00000000       4.98003795        4.98003795         969.00170752     A5      6.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------

                                       -7-


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------

LTA1        151,536,000.00     150,745,387.18   5,215,547.37    690,916.36   5,906,463.73       0.00     0.00      145,529,839.81
LTA2         61,427,000.00      61,427,000.00           0.00    307,135.00     307,135.00       0.00     0.00       61,427,000.00
LTA3        100,000,000.00      99,628,801.18   2,448,739.73    498,144.01   2,946,883.74       0.00     0.00       97,180,061.45
LTAR                100.00               0.00           0.00          0.00           0.00       0.00     0.00                0.00
LTB          18,223,753.12      18,217,346.91       6,445.77     91,086.73      97,532.50       0.00     0.00       18,210,901.14
LTR                   0.00               0.00           0.00          0.00           0.00       0.00     0.00                0.00
TOTALS      331,186,853.12     330,018,535.27   7,670,732.87  1,587,282.10   9,258,014.97       0.00     0.00      322,347,802.40

LTA4                  0.00               0.00           0.00          0.00           0.00       0.00     0.00                0.00
LTA5                  0.00               0.00           0.00    387,259.70     387,259.70       0.00     0.00                0.00
LTA6            141,880.00         141,700.94           0.00          0.00           0.00       0.00     0.00          141,538.05
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1               994.78267329   34.41787674     4.55942060      38.97729734      960.36479655                 LTA1     5.500000 %
LTA2             1,000.00000000    0.00000000     5.00000000       5.00000000    1,000.00000000                 LTA2     6.000000 %
LTA3               996.28801180   24.48739730     4.98144010      29.46883740      971.80061450                 LTA3     6.000000 %
LTAR                 0.00000000    0.00000000     0.00000000       0.00000000        0.00000000                 LTAR     0.000000 %
LTB                999.64846923    0.35370157     4.99824210       5.35194366      999.29476766                  LTB     6.000000 %
TOTALS             996.47233023   23.16134471     4.79270866      27.95405338      973.31098552
LTA6               998.73794756    0.00000000     0.00000000       0.00000000      997.58986467                 LTA6     0.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------

                                                -8-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                     June 25, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                         116,770.10

Sec. 4.03(i)    Unscheduled Principal Amounts                                                     7,554,125.72

Sec. 4.03(iv)   Aggregate Advances                                                                        0.00

Sec. 4.03(v)    Ending Principal Balance                                                        322,489,340.31

Sec. 4.03(vii)  Current Period Realized Losses                                                            0.00

                Bankruptcy Losses                                                                         0.00
                Fraud Losses                                                                              0.00
                Special Hazard Losses                                                                     0.00

                Bankruptcy Loss Amount                                                              100,000.00
                Fraud Loss Amount                                                                 6,626,575.00
                Special Hazard Loss Amount                                                        3,301,602.36

                Servicing Fees                                                                      103,175.29
                Sub-Servicing Fees (includes Retained Interest)                                       3,254.35
                Trustee Fees                                                                          1,100.53

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Category      Number    Principal Balance   Percentage
               1 Month           22         17,726,668.52      5.50 %
               2 Month            0                  0.00      0.00 %
               3 Month            0                  0.00      0.00 %
                 Total           22         17,726,668.52      5.50 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                 Number    Principal Balance   Percentage
                     0                0.00        0.00%

Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Number    Principal Balance   Percentage
                   0                0.00        0.00%


                                       -9-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                       June 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-
